UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 15, 2010

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number: 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150 Lake Forest, Illinois	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 444-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 15, 2010, Solo Cup Canada Inc. (“Solo Canada”), an indirect wholly owned subsidiary of Solo Cup Company, entered into a credit agreement (the “Canadian Credit Agreement”) with GE Canada Finance Holding Company (“GE Capital”), as a lender and agent for all lenders, providing for revolving credit financing (the “Canadian ABL Facility”) of up to CA$17.0 million, including a CA$2.0 million sublimit for letters of credit. The Canadian ABL Facility expires on December 15, 2013. The Canadian Credit Agreement amends and replaces in its entirety the Credit Agreement dated as of September 24, 2004, as amended through and including the Third Amendment Agreement dated March 2, 2009, between Solo Canada (formerly known as Lily Cups Inc.), as borrower, and GE Capital, as agent and lender, and terminates the availability of borrowings thereunder. The description of the Canadian Credit Agreement contained in this report is qualified in its entirety by reference to the complete text of the agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Solo Canada is the sole borrower under the Canadian ABL Facility. Its obligations under the Canadian Credit Agreement will be guaranteed by any future subsidiary of Solo Canada, unless the provisions of the Canadian Credit Agreement specifically exclude that subsidiary from the requirement to provide a guarantee or the lenders otherwise agree not to require that subsidiary to provide a guarantee.

Solo Canada’s ability to borrow under the Canadian ABL Facility is limited to a borrowing base equal to:

•	85% of eligible accounts receivable; plus

•	the lower of (a) 70% of eligible raw materials and finished goods inventory and (b) 85% of the net orderly liquidation value of eligible raw materials and finished goods inventory; plus

•	the lower of (a) 25% of eligible work-in-process inventory and (b) $1,000,000;

less availability reserves, and is subject to other conditions, limitations and reserve requirements.

Under the terms of the Canadian Credit Agreement and a guarantee and security agreement dated as of December 15, 2010 (the “Canadian Security Agreement”) by Solo Canada in favor of GE Capital, as agent, the obligations of Solo Canada and any future subsidiary guarantor under the Canadian ABL Facility will be secured by first priority liens on, subject to specified exclusions, the existing and after-acquired personal property of Solo Canada and any future subsidiary guarantor. The description of the Canadian Security Agreement contained in this report is qualified in its entirety by reference to the complete text of the agreement, a copy of which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Solo Canada may borrow funds under the Canadian ABL Facility, at its option, in Canadian or U.S. dollars. Canadian dollar denominated loans bear interest, at Solo Canada’s option, at a variable rate equal to: (1) the Canadian Bankers Acceptance Rate (the “BA Rate”), plus 2.5% per annum; or (2) the Canadian Prime Rate (being the higher of the (a) Canadian Bank Prime Rate and (b) 1.35% over the 30-day BA Rate), plus 1.25% per annum. U.S. dollar denominated loans bear interest, at Solo Canada’s option, at a variable rate equal to: (1) the U.S. Base Rate, plus 0.75% per annum; or (b) LIBOR, plus 2.5% per annum.

Letters of credit issued and outstanding under the Canadian ABL Facility accrue fees at a per annum rate equal to 2.5% per annum on the face amount thereof, in addition to the issuing bank’s customary fees and charges in connection with the issuance, amendment, negotiation, payment, processing, transfer and administration of letters of credit. An unused commitment fee of 0.5% per annum accrues on the average unused daily balance of the Canadian ABL Facility (less any outstanding letters of credit).

The Canadian Credit Agreement requires Solo Canada to maintain minimum availability under the Canadian ABL Facility of $1,000,000 at all times. The Canadian Credit Agreement also contains a springing covenant (activated during any period in which borrowing availability drops below a specified threshold) to maintain a minimum fixed charge coverage ratio, defined as the ratio of (1) EBITDA (as calculated in accordance with the Canadian Credit Agreement), less capital expenditures, to (2) fixed charges (as calculated in accordance with the Canadian Credit Agreement). In addition, the Canadian Credit Agreement contains customary affirmative and negative covenants, including covenants that restrict the ability of Solo Canada and any future subsidiary subject to the requirements of the Canadian Credit Agreement, to, among other things:

•	incur, assume or suffer to exist additional liens, indebtedness or contingent obligations;

•	dispose of assets;

•	engage in amalgamations, consolidations or mergers;

•	make investments or loans or acquire any person or entity;

•	enter into transactions with affiliates;

•	declare, pay or make distributions or dividends, or purchase, redeem or otherwise acquire for value equity interests;

•	enter into specified restrictive agreements; and

•	prepay, redeem, purchase, defease or otherwise satisfy specified types of indebtedness.

These covenants are subject to a number of important limitations and exceptions.

The Canadian Credit Agreement contains customary events of default, including, but not limited to, cross defaults to other debt of Solo Canada and subsidiaries, and specified change of control events. If an event of default occurs and is continuing under the Canadian Credit Agreement, the lenders may, among other things, terminate their commitments and require immediate repayment of all amounts owed by Solo Canada and any guarantors under the Canadian ABL Facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD

On December 20, 2010, Solo Cup Company issued a press release announcing the completion of the Canadian financing transaction described in Item 1.01 above, and other significant corporate developments. The press release is furnished to the Securities and Exchange Commission as Exhibit 99.1 to this current report.

The information contained in this Item 7.01, including in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Amended and Restated Credit Agreement dated as of December 15, 2010 by and among Solo Cup Canada Inc., as the Borrower, the other persons party thereto that are designated as Credit Parties, GE Canada Finance Holding Company, for itself, as a Lender and as Agent for all Lenders, and the other financial institutions party thereto, as Lenders

10.2	Amended and Restated Guarantee and Security Agreement dated as of December 15, 2010 by Solo Cup Canada Inc., as the Borrower, in favor of GE Canada Finance Holding Company, as Agent

99.1	Press release, dated December 20, 2010, of Solo Cup Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/s/ ROBERT D. KONEY, JR.
Robert D. Koney, Jr.
Executive Vice President and Chief Financial Officer

Date: December 20, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amended and Restated Credit Agreement dated as of December 15, 2010 by and among Solo Cup Canada Inc., as the Borrower, the other persons party thereto that are designated as Credit Parties, GE Canada Finance Holding Company, for itself, as a Lender and as Agent for all Lenders, and the other financial institutions party thereto, as Lenders

10.2	Amended and Restated Guarantee and Security Agreement dated as of December 15, 2010 by Solo Cup Canada Inc., as the Borrower, in favor of GE Canada Finance Holding Company, as Agent

99.1	Press release, dated December 20, 2010, of Solo Cup Company